Derivatives liabilities	12 Months Ended
Dec. 31, 2023
Derivatives liabilities
Derivatives liabilities
16	Derivatives liabilities

At 31 December 2021, embedded derivatives of USD 44.3 million have been recognised as current liabilities and USD 44.3 was charged to the consolidated statement of comprehensive income to reflect the change in fair value. Embedded derivatives are related to the put option embedded in the convertible notes agreement, which represent an obligation on the Group to deliver variable number of shares upon the conversion event. The Group’s method of measurement of the embedded derivatives is outlined in Note 33. In 2022, the embedded derivatives were converted to shares.

For the year ended 31 December 2023 the balance for derivatives liabilities was nil.